UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 17, 2026

SkinHealth Systems Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39565	85-1908962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3600 E. Burnett Street
Long Beach, CA
(Address of principal executive offices)

90815
(Zip Code)
(800) 603-4996
(Registrant’s telephone number, including area code)
The Beauty Health Company
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	SKIN	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Directors

On April 17, 2026, at the recommendation of the Nominating and Corporate Governance Committee of the Board of Directors (the “Board”) of The Beauty Health Company (the “Company”), the Board appointed Mr. Kenneth Tripp to fill the single vacancy on the Board effective as of April 17, 2026, increased the number of members of the Board from nine (9) to eleven (11) effective as of April 17, 2026, and appointed Dr. Sachin Shridharani and Mr. E. Scott Beattie to fill those two new vacancies on the Board, effective as of April 17, 2026.

Kenneth Tripp, 59, currently serves as the Senior Vice President of Global Operations and Logistics at Zimmer Biomet Holdings, Inc. (“Zimmer Biomet”), a publicly traded medical device company, where he leads manufacturing, supply chain, engineering, and commercial operations, a role he has held since 2018. During his time at Zimmer Biomet, Mr. Tripp has successfully led the integration, optimization, and expansion of Zimmer Biomet’s global operations network. From July 2017 to February 2018, Mr. Tripp served as Senior Vice President of Manufacturing at Cardinal Health Technologies, LLC and was responsible for the manufacturing of medical supplies and patient care products across sixteen sites globally. Prior to his time at Cardinal Health Technologies, LLC, Mr. Tripp held senior manufacturing and supply chain roles with Covidien plc (now Medtronic plc), where he was responsible for managing large-scale and complex manufacturing operations and supply chains for various divisions, product lines, and geographies. Mr. Tripp retired from the US Navy and Navy Reserve after 25 years of service in 2009 and holds a Master of Business Administration with a focus on organizational leadership from Ashford University. Mr. Tripp is well-qualified to serve as a director of the Company due to his extensive senior leadership experience in the medical device industry, his expertise in manufacturing, supply chain and quality management, business strategy, regulatory and government relations, and financial literacy and risk assessment skills.

Sachin Shridharani, MD, 43, is a board-certified plastic surgeon and the founder of LUXURGERY©, an aesthetic surgery practice. Additionally, Dr. Shridharani currently serves as Chief Medical Officer of SkinSpirit Essential LLC, a medical spa specializing in medical-grade skincare, aesthetic treatments, and injectables, a role he has held since September of 2024. He also serves on the Board of Directors for The Aesthetic Society, a private organization dedicated to the safe practice of plastic surgery and cosmetic medicine. Dr. Shridharani is recognized as an innovator and pioneer in the field of plastic surgery for developing his signature body and facial contouring technique, Surgery in a Syringe℠. He has served as a Principal Investigator for over 60 clinical trials and has co-authored over 200 peer-reviewed articles, textbook chapters, and abstracts in medical journals including the Journal of the American Medical Association, Plastic and Reconstructive Surgery, and Aesthetic Surgery Journal. Dr. Shridharani serves as the Section Editor for Cosmetic Medicine in Aesthetic Surgery Journal. Dr. Shridharani has a Doctor of Medicine from the University of Missouri, and completed his training in Plastic and Reconstructive Surgery at Johns Hopkins Hospital. Following his surgical residency, Dr. Shridharani completed an Aesthetic Plastic Surgery fellowship at the Manhattan Eye, Ear and Throat Hospital. Dr. Shridharani also obtained a Certificate Program in Surgical Leadership at Harvard Medical School and currently serves as an Associate Clinical Professor of Plastic Surgery at Washington University – St. Louis School of Medicine. Dr. Shridharani is well-qualified to serve as a director of the Company due to his extensive experience in cosmetic medicine and expertise in the beauty and consumer products industry.

E. Scott Beattie, 67, is a seasoned consumer‑products executive and board member with extensive global operating, governance, and financial oversight experience. Mr. Beattie currently serves as director for Rexair, LLC, a manufacturing company, a role he has held since 2019 as well as a director for SENISCA Ltd., a UK based biotech company, since June 2021. Since 2019, Mr. Beattie has served as a director and advisor to Crisp Inc. and Boosted AI, both data platforms utilizing artificial intelligence (“AI”) analytics to drive business productivity. Mr. Beattie also previously served as a director of MAV Beauty Brands Inc. from September 2023 to February 2024, as Chairman of the Board for NexJ Systems Inc. from 2020 to 2022, and as a director and non-executive Vice Chairman of Revlon, Inc. from November 2016 to April 2023. Earlier in his career, Mr. Beattie served as Chairman and Chief Executive Officer of Elizabeth Arden, Inc., a U.S. based public company listed on Nasdaq, from March 1998 to September 2016, where he led the company’s expansion into over 120 markets. Mr. Beattie is also a founding investor in Newsela, Inc. and Grouper Education, Inc., both EdTech platforms leveraging AI to deliver improved education outcomes. Mr. Beattie earned both his bachelor’s degree in business administration and Master of Business Administration from the Ivey Business School at Western University, where he also currently serves as a member on its advisory board since 2000. Mr. Beattie is well-qualified to serve as a director of the Company due to his extensive senior leadership in the global beauty and consumer products sector, board experience, and experience in international markets and brand‑building.

The Board determined, at the recommendation of the Nominating and Corporate Governance Committee, that each of Mr. Tripp, Dr. Shridharani, and Mr. Beattie, qualify as an independent director for purposes of Nasdaq Stock Market LLC (“Nasdaq”) listing rules, as well as applicable rules of the Securities and Exchange Commission (“SEC”). The Board appointed Mr. Tripp to serve as a member of the Company’s Audit Committee, Dr. Shridharani to serve as a member of the Company’s Nominating and Corporate Governance Committee, and Mr. Beattie to serve as a member of the Company’s Compensation Committee, effective as of April 17, 2026.

Mr. Tripp’s, Dr. Shridharani’s, and Mr. Beattie’s compensation will be consistent with the Company’s previously disclosed standard compensatory arrangements for non-employee directors, which are described in the Company’s Proxy Statement on Schedule 14A filed with the SEC on April 25, 2025, under the heading “2024 Director Compensation.” Each of Mr. Tripp's, Dr. Shridharani's, and Mr. Beattie’s compensation will be prorated to reflect the commencement date of his Board service.

In addition, Mr. Tripp, Dr. Shridharani, and Mr. Beattie will each enter into the Company’s standard form of indemnification agreement for directors. A general description of the Company’s indemnification agreements with the members of the Board will be described in the Company’s Proxy Statement on Schedule 14A under the heading “Certain Relationships and Related Party Transactions.”

There are no arrangements or understandings between Mr. Tripp, Dr. Shridharani, or Mr. Beattie and any other person pursuant to which they were named a director of the Company. None of Mr. Tripp, Dr. Shridharani, nor Mr. Beattie have any family relationship with the Company’s directors or executive officers or any persons nominated or chosen by the Company to be a director or executive officer. None of Mr. Tripp, Dr. Shridharani, nor Mr. Beattie have entered into any other material plan, contract, arrangement or amendment in connection with his appointment to the Board.

None of Mr. Tripp, Mr. Beattie, nor Dr. Shridharani is a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

There are currently 11 directors comprising the Board after the appointments of Mr. Tripp, Mr. Beattie, and Dr. Shridharani to the Board. However, after consultation with each of Ms. Desiree Gruber and Dr. Philippe Schaison, two directors that are currently on the Board, the Board decided not to nominate Ms. Gruber or Dr. Schaison for reelection at the Company's 2026 annual meeting of stockholders (the “2026 Annual Meeting”). Ms. Gruber and Dr. Schaison will each serve out the remainder of his or her term until it expires effective immediately following the adjournment of the 2026 Annual Meeting. Upon adjournment of the 2026 Annual Meeting, the Company expects that the Board will have 9 directors.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 21, 2026, the Company filed with the Secretary of State of the State of Delaware (the “Secretary of State”) a third certificate of amendment (the “Charter Amendment”) to the Company’s second amended and restated certificate of incorporation (the “Second Amended and Restated Certificate”) to change the Company’s name to “SkinHealth Systems Inc.” (the “Name Change”). The Charter Amendment became effective at 12:01 a.m. E.T. on April 22, 2026. The Board approved the Name Change pursuant to Section 242 of the General Corporation Law of the State of Delaware (“DGCL”). Pursuant to the DGCL, a stockholder vote was not necessary to effectuate the Name Change, and the Name Change does not affect the rights of the Company’s stockholders.

On April 22, 2026, following the filing of the Charter Amendment, the Company subsequently filed a restated certificate of incorporation (the “Restated Charter”) that combined into one document (i) the Company’s Second Amended and Restated Certificate, (ii) the Certificate of Amendment to the Second Amended and Restated Certificate, which was filed with the Secretary of State on June 6, 2024, (iii) the Second Certificate of Amendment to the Second Amended and Restated Certificate, which was filed with the Secretary of State on June 6, 2024, (iv) the Certificate of Correction to the Second Amended and Restated Certificate, which was filed with the Secretary of State on July 31, 2025, and (v) the Charter Amendment to reflect the Name Change. The filing of the Restated Charter was authorized by the Board in accordance with Section 245 of the DGCL. The Company also amended and restated its bylaws (the “Second Amended and Restated Bylaws”) effective April 22, 2026, to reflect the Name Change and to provide for certain updates, including: (i) simplifying the description of the registered office to provide that the registered office shall be located at the office of the corporation or individual acting as the Company’s registered agent in Delaware, as designated from time to time in the manner provided by law, and removing the alternative reference to the principal place of business of the Company in the State of Delaware; (ii) updating the defined term for the Company’s certificate of incorporation to refer to the certificate of incorporation as amended, restated, supplemented or otherwise modified from time to time; (iii) clarifying that the stockholder list required to be made available prior to each stockholders’ meeting must be open for examination during the 10-day period ending before (rather than prior to) such meeting; (iv) adding a new clause to Section 3.2(d) to require that a nominating stockholder’s notice represent that such stockholder intends to comply with Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and provide, no later than five business days before the meeting, reasonable evidence that such stockholder has met the requirements of Rule 14a-19(a)(3); (v) revising the term of office of directors appointed to fill newly created directorships or vacancies on the Board to provide that such directors shall hold office until the next annual meeting of stockholders (and until their successors have been elected and qualified), to be consistent with the terms of office for a declassified board; (vi) revising the description of the Chairman of the Board’s duties to provide that the Chairman of the Board shall have such powers and perform such duties as may be prescribed by the Board from time to time, rather than specifying supervisory responsibility over acquisition activities; and (vii) updating the defined term for “electronic transmission” to remove references to obsolete communication methods and to conform to current usage.

The foregoing description of the Charter Amendment, the Restated Charter, and the Second Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the Charter Amendment, the Restated Charter, and the Second Amended and Restated Bylaws, copies of which are attached hereto as Exhibit 3.1, Exhibit 3.2, and Exhibit 3.3, respectively, and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On April 22, 2026, the Company issued a press release announcing the Name Change. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. On April 22, 2026, the Company issued a separate press release announcing the appointment of Mr. Tripp, Mr. Beattie, and Dr. Shridharani as directors of the Board. A copy of this press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Exhibits 99.1 and 99.2 contain forward-looking statements. These forward-looking statements are not guarantees of future performance and involve risks, uncertainties, and assumptions that are difficult to predict. Forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. Actual outcomes and results may differ materially from what is expressed in these forward-looking statements.

The information set forth under Item 7.01 of this Current Report on Form 8-K (this “Current Report”), including Exhibits 99.1 and 99.2 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibits 99.1 and 99.2, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such a filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Third Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation of The Beauty Health Company
3.2	Restated Certificate of Incorporation of SkinHealth Systems Inc.
3.3	Second Amended and Restated Bylaws of SkinHealth Systems Inc.
99.1	Press Release, dated April 22, 2026
99.2	Press Release, dated April 22, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 22, 2026	SkinHealth Systems Inc.

	By:	/s/ Michael Monahan
	Name:	Michael Monahan
	Title:	Chief Financial Officer